Exhibit 10.8

Supplemental Agreement of Loan Agreement

(“Supplemental Agreement”)

Party A (lender): HONG KONG XINYUN TRADING LIMITED

Company No.: /

Registered address: /

Party B (borrower): TIAN XING CLOUD (SINGAPORE) SUPPLY CHAIN PTE. LTD.

Company No.: 202117246K

Registered address: 987 SERANGOON ROADSINGAPORE (328147)

Party A and Party B signed the Loan Agreement (hereinafter referred to as the “Original Contract”) on April 1,2024, pursuant to which Party B applies for the loan from Party A and Party A agrees to provide Party B with a loan of USD 30,000,000.00. Party A and Party B hereby, through friendly negotiation, modify the terms of the Original Contract as follows on September 26, 2024:

1.	Party A and Party B agree to amend Article 1.2 of the Original Contract to: 1.2. Loan amount: The loan amount under this contract is USD 5,3332,435 and RMB 40,000.

2.	Other provisions shall remain unchanged.

3.	This Supplemental Agreement is a supplement to the Original Contract, and the matters not covered in this Supplemental Agreement shall be performed in accordance with the Original Contract. In case of the inconsistency between the Supplemental Agreement and the Original Contract, the Supplemental Agreement shall prevail.

4.	This Supplemental Agreement shall come into force on the date of signing. The Supplemental Agreement is made in duplicate, with each party holding one copy and each copy having the same legal effect.

(No text below, signature page follows)

Party A (seal): HONG KONG XINYUN TRADING LIMITED

(Signature/ seal): /s/

Party B (seal): TIAN XING CLOUD (SINGAPORE) SUPPLY CHAIN PTE. LTD.

(Signature/ seal): /s/